VAN KAMPEN UNIT TRUSTS, SERIES 637

                    Select Growth Trust, January 2007 Series

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 10, 2007

   Notwithstanding anything to the contrary in the prospectus, the stock of Leggett & Platt, Inc. is not included in the portfolio and the Estimated Net Annual Income set forth under Essential Information on page 3 is $0.15066 per Unit.

Supplement Dated:  January 18, 2007